UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2021

CHASE PACKAGING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-21609	93-1216127
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

P. O. Box 126

Rumson, New Jersey 07760

(Address of principal executive offices)

732-741-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 3.03 Material Modification to Rights of Security Holders

The Registrant has extended the expiration date of its common stock purchase warrants that were scheduled to expire on September 7, 2021. The new expiration date is March 7, 2023. The warrants give their holders the right to purchase an aggregate of 6,909,000 shares of the Registrant’s common stock. The form of the replacement warrant certificate being delivered to each warrant holder is attached as Exhibit 4 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibit is being filed with this Current Report on Form 8-K:

Exhibit No.	Description of Exhibit
4	Form of Warrant Agreement and Warrant Certificate dated as of September 7, 2021
104	Cover Page Interactive Data File (formatted as inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHASE PACKAGING CORPORATION

Date: September 7, 2021	By:	/s/ Ann C.W. Green
Ann C.W. Green
Chief Financial Officer

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